EXHIBIT 10.22





                      AMENDMENT NO. 1 TO OFFTAKE AGREEMENT


          AMENDMENT dated as of December 20, 1995 between KRONOS LOUISIANA, INC. ("Kronos Louisiana") and LOUISIANA PIGMENT COMPANY, L.P. (the "Joint Venture").


                              W I T N E S S E T H :


          WHEREAS, the parties hereto have heretofore entered into an Offtake Agreement dated as of October 18, 1993 (the "Agreement"); and

          WHEREAS, the parties hereto desire to amend the Agreement to provide for one or more prepayments of Tranche B Facility (as defined in the Agreement) by Kronos Louisiana.

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

          SECTION 2. Amendment of Article 1 of the Agreement. Article 1 (Definitions) of the Agreement is hereby amended by:

          (a) adding the following new definitions in alphabetical order:

          "Kronos Loan Costs" shall mean, for any period, the aggregate of principal, interest and other payments payable during such period by the Joint Venture under any Kronos Partner Note.

          "Kronos Partner Note" shall have the meaning ascribed to such term in
Section 1.01 of the Joint Venture Agreement.
          "Tioxide Partner Note" shall have the meaning ascribed to such term in
Section 1.01 of the Joint Venture Agreement.

          (b) amending the first sentence of the definition of "Fixed Operating Costs" by adding at the end thereof the phrase "or any Tioxide Partner Note or any Kronos Partner Note".

          (c) amending the last sentence of the definition of "Fixed Operating Costs" by adding at the end thereof the phrase "and Kronos Loan Costs."

          (d) amending the proviso beginning on the fifth line of the definition of "Principal Repayment Amount" to read as follows:

          "provided, however, such amount shall be calculated as if all payments under this Agreement in respect of principal of the Tranche B Facility and all proceeds of any Kronos Partner Note were applied to reduce such principal, without regard to whether so applied."

          SECTION 3. Amendment of Section 6.1 of the Agreement. Section 6.1 of the Agreement is hereby amended by adding the phrase ", Kronos Loan Costs" in front of the phrase "and Variable Costs" in clause (ii) of such Section.

          SECTION 4. Amendment of Section 6.2 of the Agreement. Section 6.2 of the Agreement is hereby amended by adding the following proviso at the end of such section: "provided, however, that all payments with respect to Kronos Loan Costs shall be made pursuant to Section 6.9 below".

          SECTION 5.  Amendment of Section 6.9 of the Agreement.  A new section
6.9 is hereby added to the Agreement to read in its entirety as follows:

          "6.9. Kronos Louisiana agrees to make full payment by wire transfer to the Joint Venture of the Kronos Loan Costs payable on any date on or before such date or, instead of making any such payments by wire transfer, upon written notice to the Joint Venture and to Tioxide Americas not less than three (3) business days prior to such date, such amounts may be set-off on such date directly by Kronos Louisiana and the indebtedness evidenced by the Kronos Partner Note(s) shall be deemed satisfied as of such date to the extent of such set-off."

          SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.



                         KRONOS LOUISIANA, INC.


                         By:  /s/ Susan E. Alderton
                              Title: Vice President



                         LOUISIANA PIGMENT COMPANY, L.P.

                         By:  KRONOS LOUISIANA, INC.,
                              its general partner


                         By:  /s/ Susan E. Alderton
                              Title: Vice President


                         By:  TIOXIDE AMERICAS INC.,
                              its general partner


                         By:  /s/ John Collingwood
                              Title: President & CEO